UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025

Cerus Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-21937	68-0262011
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Concord Ave., Suite 600 Concord, California		94520
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 288-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CERS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 3, 2025, the stockholders of Cerus Corporation (the “Company”) approved an amendment and restatement of the Company’s 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”). The material terms of the 2024 Equity Incentive Plan are described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 23, 2025 (the “Proxy Statement”), in the section entitled “Proposal No. 2 – Amendment and Restatement of the Company’s 2024 Equity Incentive Plan” on pages 22 to 35, which description is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of votes withheld, abstentions and broker non-votes with respect to each matter, as applicable. A more complete description of each matter is set forth in the Proxy Statement.

Proposal 1

The Company’s stockholders elected each of the two nominees named below to the Board of Directors to serve until the 2028 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Jami Dover Nachtsheim	107,020,992	7,011,149	44,116,421
Hua Shan, MD, Ph.D.	111,424,285	2,607,856	44,116,421

Proposal 2

The Company’s stockholders approved amendment and restatement of the Company’s 2024 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
74,344,720	39,504,222	183,199	44,116,421

Proposal 3

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
104,504,639	9,321,156	206,346	44,116,421

Proposal 4

The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for its fiscal year ending December 31, 2025.

For	Against	Abstain
153,189,590	4,332,938	626,034

No other matters were submitted for stockholder action at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2025	CERUS CORPORATION By: /s/ Chrystal N. Jensen Chrystal N. Jensen Chief Legal Officer and General Counsel